[company letterhead]

September 1, 2023

Securities and Exchange Commission

100 F Street, N.W.

Washington, D.C. 20549

Re:	Wilton Reassurance Life Co of New York Variable Annuity Account (File No. 811-05649)

Dear Commissioners:

On behalf of Wilton Reassurance Life Co of New York Variable Annuity Account (the “Separate Account”) of Wilton Reassurance Life Company of New York (the “Company”), incorporated by reference are Semi-Annual Reports for the underlying funds of the Separate Account (the “Funds”) for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”). The Company understands that the Funds have filed their Semi-Annual Reports with the Commission under separate cover pursuant to Rule 30d-1.

The Funds Semi-Annual Report filings are as follows:

Deutsche DWS Variable Series I – DWS Capital Growth VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series I – DWS Core Equity VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series I – DWS CROCI® International VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series II – DWS Global Income Builder VIP (Class A) (File No. 811-05002).

Deutsche DWS Variable Series I – DWS Global Small Cap VIP (Class A) (File No. 811-04257).

Deutsche DWS Variable Series II – DWS Government Money Market VIP (Class A) (File No. 811-05002).

Deutsche DWS Variable Series II – DWS Small Mid Cap Growth VIP (Class A) (File No. 811-05002).

These Semi-Annual Reports are for the period ending June 30, 2023 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act. If you have any questions regarding this filing, please contact Karen Carpenter at (319) 491-8364.

Very truly yours,

/s/ Enrico J. Treglia

Enrico J. Treglia

Senior Vice President, Group Chief Operating Officer